Exhibit 10.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of January 25, 2021, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SILICON VALLEY BANK, a California corporation, as a lender, (c) HERCULES CAPITAL, INC., a Maryland corporation (“Hercules”), as a lender (SVB and Hercules and each of the other “Lenders” from time to time a party hereto are referred to herein collectively as the “Lenders” and each individually as a “Lender”), and (d) EIDOS THERAPEUTICS, INC., a Delaware corporation (“Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to the Lenders, Borrower is indebted to the Lenders pursuant to a loan arrangement dated as of November 13, 2019, evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 13, 2019, between Borrower and the Lenders (as may be amended, modified, restated, replaced or supplemented from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by, among other property, the Collateral (together with any other collateral security granted to Agent, for the ratable benefit of the Lenders, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.2 thereof:

“ (a) Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter of Borrower, company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such quarter certified by a Responsible Officer consistent with such quarterly financial statements submitted to the SEC (the “Quarterly Financial Statements”); provided, however, Borrower shall deliver the Quarterly Financial Statements for the last fiscal quarter of each fiscal year of Borrower within ninety (90) days after the end of such fiscal quarter;”

and inserting in lieu thereof the following:

“ (a) Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter of Borrower, company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such quarter certified by a Responsible Officer (the “Quarterly Financial Statements”); provided, however, Borrower shall deliver the Quarterly Financial Statements for the last fiscal quarter of each fiscal year of Borrower within ninety (90) days after the end of such fiscal quarter;”

2	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.2 thereof:

“ (d) 10-K. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Borrower, company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such year certified by a Responsible Officer consistent with such annual financial statements submitted to the SEC;”

and inserting in lieu thereof the following:

“ (d) Annual Financial Statements. As soon as available, but no later than within ninety (90) days after the last day of each fiscal year of Borrower, company prepared financial statements for Borrower for such fiscal year prepared under GAAP in the form presented to BridgeBio Pharma, Inc.’s auditors in connection with the preparation of the audited financial statements of BridgeBio Pharma, Inc. for such year;”

3	The Loan Agreement shall be amended by deleting the following, appearing as Section 6.7 thereof:

“ 6.7 Financial Covenant – Minimum Cash. Maintain at all times following the Funding Date (if any) of the first Term Loan C Advance, to be tested as of the last day of each month, unrestricted and unencumbered cash of at least Fifteen Million Dollars. Notwithstanding the foregoing, the financial covenant set forth in this Section 6.7 shall not be tested (a) for any month during which Borrower’s Average Market Capitalization is at least One Billion Two Hundred Fifty Million Dollars ($1,250,000,000.00) or (b) following the date on which Borrower receives approval from the Food and Drug Administration to market and sell its AG10 drug candidate.”

and inserting in lieu thereof the following:

“ 6.7 Financial Covenant—Liquidity. Maintain at all times, to be tested as of the last day of each month, unrestricted and unencumbered cash and Cash Equivalents in accounts of Borrower maintained at SVB in an amount equal to at least (i) all Obligations of Borrower owed to SVB and/or Hercules pursuant to this Agreement multiplied by (ii) one and one-half (1.5).”

4	The Loan Agreement shall be amended by deleting the following, appearing as Section 8.12 thereof:

“ 8.12 Deregistration. Borrower’s equity securities fail to remain registered with the SEC and listed for trading on the NASDAQ Stock Market.”

and inserting in lieu thereof the following:

“ 8.12 Intentionally omitted.”

5	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Schedule 1 hereto.

B.

CONSENT TO REORGANIZATION. Borrower has informed the Lenders that Borrower intends to enter into a transaction pursuant to which (a) Globe Merger Sub I, Inc., a wholly-owned Subsidiary of BridgeBio (“Merger Sub I”), will merge with and into Borrower, with Borrower surviving such merger (the “Initial Merger”) and (b) immediately following the Initial Merger, Borrower shall merge with and into Globe Merger Sub II, Inc., a wholly-owned Subsidiary of BridgeBio (“Merger Sub II”), all pursuant to that certain Agreement and Plan of Merger by and among Borrower, Merger Sub I, Merger Sub II and BridgeBio Pharma, Inc. in substantially the form attached as Schedule 2 hereto (the “Merger Agreement”) (the “Reorganization”). Pursuant to Section 7.3 of the Loan Agreement, the Lenders hereby consent to the Reorganization, provided, however, the Lenders’ consent is expressly conditioned upon (a) contemporaneously with the closing of the Reorganization, Merger Sub II (i) assuming all obligations of Borrower under each of the Loan Agreement and the other Loan Documents and (ii) granting Agent, for the ratable benefit of the Lenders, under any applicable law, a first-priority perfected Lien in such assets of Merger Sub II as are consistent with the description of the Collateral under the Loan Agreement (as if the Collateral were deemed to pertain to the assets of Merger Sub II) and executing and/or delivering to the Lenders a copy of Merger Sub II’s certificate of incorporation (together with all amendments thereto) certified by the Delaware Secretary of State, a copy of Merger Sub II’s by-laws (together with all amendments thereto), a secretary’s corporate borrowing certificate, resolutions of Merger Sub II’s shareholders in connection with Merger Sub II’s assumption of the obligations of Borrower (to the extent required by Merger Sub II’s organizational documents), a long-form certificate of good standing from the State of Delaware, certificates of good standing/foreign qualification from each State where Merger Sub II is qualified to do business, a landlord’s consent with respect to each of Merger Sub II’s leased locations, a bailee’s waiver with respect to each location where Merger Sub II maintains property with a third party, a perfection certificate, insurance certificates and endorsements, and such other documents as reasonably requested by the Lenders, all in form and substance acceptable to the Lenders in the Lenders’ sole and absolute discretion, (b) Borrower not assuming or incurring any Indebtedness or Liens in connection with the Reorganization, (c) the Reorganization not resulting in an Event of Default, (d) the Lenders having received fully-executed copies of the Merger Agreement and the other documents in connection with the Reorganization and (e) the Reorganization occurring on the date of this Loan Modification Agreement.

4. FEES AND EXPENSES. Borrower shall reimburse Agent for all of Agent’s and the Lenders’ reasonable documented out-of-pocket legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of November 13, 2019, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to the Lenders in such Perfection Certificate have not changed.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby additionally amended wherever necessary, solely for the purpose of reflecting the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Agent, for the ratable benefit of the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. RELEASE BY BORROWER.

A.

FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Agent and the Lenders and their present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Loan Modification Agreement (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

B.	In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

C.

By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Agent or either Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

D.

This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Agent and the Lenders to enter into this Loan Modification Agreement, and that Agent and the Lenders would not have done so but for Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

E.	Borrower hereby represents and warrants to Agent and the Lenders, and Agent and the Lenders are relying thereon, as follows:

1

Except as expressly stated in this Loan Modification Agreement, neither Agent, the Lenders, nor any agent, employee or representative of Agent or the Lenders has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Loan Modification Agreement.

2	Borrower has made such investigation of the facts pertaining to this Loan Modification Agreement and all of the matters appertaining thereto, as it deems necessary.

3	The terms of this Loan Modification Agreement are contractual and not a mere recital.

4

This Loan Modification Agreement has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Loan Modification Agreement is signed freely, and without duress, by Borrower.

5

Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Agent and the Lenders, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Agent and the Lenders are relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Agent’s and the Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Agent or the Lenders to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Agent, the Lenders and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Agent and the Lenders in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower, Agent and the Lenders.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be duly executed as of the date first written above.

BORROWER:

EIDOS THERAPEUTICS, INC.

By:	/s/ Neil Kumar

Name: Neil Kumar
Title: Chief Executive Officer

AGENT:

SILICON VALLEY BANK, as Agent

By:	/s/ Peter Sletteland

Name: Peter Sletteland

Title: Vice President

LENDERS:

SILICON VALLEY BANK

By:	/s/ Peter Sletteland

Name: Peter Sletteland

Title: Vice President

HERCULES CAPITAL, INC.

By:	/s/ Zhou Huang

Name: Zhou Huang

Title: Associate General Counsel

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK, as Agent, SVB, and HERCULES	Date:
FROM:	EIDOS THERAPEUTICS, INC.

The undersigned authorized officer of EIDOS THERAPEUTICS, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement among Borrower, SVB, and Hercules (the “Loan Agreement”):

(1) Borrower is in compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Quarterly Financial Statements	Quarterly (a) within 45 days for first three fiscal quarter and (b) within 90 days for the last fiscal quarter	Yes No

Compliance Certificate	Monthly within 30 days/within 45 days of end of fiscal quarter	Yes No

Annual financial statements (company prepared)	FYE within 90 days	Yes No

SEC filings	Within 5 days after filing with SEC	Yes No N/A

Board-Approved Projections	Within the earlier of (i) 60 days of FYE or (ii) 10 days of Board approval, and as amended/updated	Yes No

Financial Covenant	Required	Actual		Complies
Maintain as indicated:
Liquidity (at all time; tested monthly)	> $___________(1.5x outstanding Obligations under the Loan Agreement)	$	_____________	Yes No

Other Matters

Total number of patients enrolled in Phase 3 ATTRIBUTE-CM study
Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

EIDOS THERAPEUTICS, INC.	AGENT USE ONLY

By:	Received by:
Name:	AUTHORIZED SIGNER
Title:	Date:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated: ____________________

I. Liquidity (Section 6.7) (at all times, tested monthly)

Required: > $____________ (as set forth in Section 6.7)

Actual:

A.	Liquidity (unrestricted and unencumbered cash and Cash Equivalents in accounts of Borrower maintained at SVB)	$

B.	All Obligations of Borrower owed to SVB and/or Hercules pursuant to the Loan Agreement	$

Is line A equal to at least line B multiplied by 1.5?

                 No, not in compliance                  Yes, in compliance

Schedule 2

AGREEMENT AND PLAN OF MERGER

(see attached)